Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 15, 2009, is made by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 11025 Roselle Street, Suite 100, San Diego, CA, and the party executing the Lender Signature Page attached hereto (individually, a “Lender” and, collectively, the “Lenders”).

BACKGROUND

A.           On the terms and subject to the conditions set forth herein, the Lender hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company is willing to sell to such Lender, a 12% Convertible Subordinated Secured Note Due 2011 in the principal amount set forth on the Lender Signature Page (the “Purchase Price”).

B.           The Company’s obligations under the Notes will be secured pursuant to a Security Agreement in the form attached hereto as Exhibit A.

C.           The proceeds of the Notes (as defined below) will be used for general corporate purposes.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

ARTICLE I
THE NOTES

1.1           Purchase and Sale of Notes; Closing.

(a)           Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Lenders, and each of the Lenders hereby confirms its irrevocable subscription for and offer to purchase, a 12% Convertible Subordinated Secured Note Due 2011 (each, a “Note” and, collectively, the “Notes”) in the principal amount set forth below the Lender’s name on the Lender Signature Page.  The obligations of the Lenders to purchase Notes are several and not joint.  The aggregate principal amount for all Notes issued hereunder shall not exceed $5,000,000.

(b)           The Lender acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Notes, in whole or in part, at any time prior to the Closing time.  If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Company representing the Purchase Price will be promptly returned to the Lender without interest or deduction.  If this subscription is accepted only in part, a cheque representing any refund of the Purchase Price for that portion of the subscription for the Notes which is not accepted will be promptly delivered to the Lender without interest or deduction.

(c)           The Company may conduct one or more closings to effect the issuance of the Notes at its discretion.  The initial closing of the sale and purchase of the Notes shall take place at a closing on or about July 15, 2009, assuming all closing conditions herein have been met (the “Initial Closing”), or such other date and time as the Company and Investors agree.  The Company may conduct one or more additional closings (each an “Additional Closing”) to be held at such place and date as the Company and the Lenders participating in such additional closing may agree.

(d)           All funds received prior to the Initial Closing will be held in the trust account of the Company’s counsel, Wilson Sonsini Goodrich & Rosati, LLP, until the Initial Closing, which will be on or about July 15, 2009, in the discretion of the Company.

(e)           At the Initial Closing, the Company will deliver to each of the Lenders the Note to be purchased by such Lender, against receipt by the Company of the corresponding Purchase Price.  At each Additional Closing, the Company will deliver to each of the Lenders participating in such Additional Closing the Note to be purchased by such Lender, against receipt by the Company of the corresponding Purchase Price.

1.2           Warrants.

(a)           In consideration for the purchase by the Lenders of the Notes, the Company will issue to each Investor the right to receive a warrant in the form attached hereto as Exhibit B (each, a “Warrant” and, collectively, the “Warrants”) to purchase shares of Common Stock.  Each Warrant will have an aggregate exercise price equal to 10% of the initial principal amount of such Lender’s Note.  The Warrants not be issued until such time as the Notes have converted into shares of Common Stock on the Conversion Date (as defined in the Note).

(b)           Promptly following the Conversion Date, the Company will deliver to each of the Lenders the respective Warrant to be issued to such Lender. Each of the Warrants will be registered in such Lender’s name in the Company’s records.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Lenders as follows:

(a)           Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (defined below).  For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and its subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect:  (A) a change in the market price or trading volume of the shares of Common Stock of the Company or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its subsidiaries, taken as a whole.

(b)           Authorization; Enforcement.  The Company has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder.  The execution and delivery of this Agreement, the certificates representing the Warrants and the Security Agreement (defined below) have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and constitutes, and the Security Agreement (defined below) and the certificates representing the Warrants, when executed and delivered in accordance with the terms hereof, will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(c)           No Conflicts.  The execution and delivery by the Company of this Agreement, the certificates representing the Warrants, and the Security Agreement, and the performance by the Company of its obligations hereunder and thereunder, do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default under (or an event that, with notice or lapse of time or both, would become a default under), or give to others any rights of termination, amendment, acceleration or cancellation under (with or without notice, lapse of time or both), any agreement, credit facility, debt or other instrument evidencing a debt of the Company or other understanding to which the Company is a party, or by which any of its properties or assets is bound, except to the extent that such conflict or default or termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any of its properties or assets is bound, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(d)           The Securities.  The shares of Common Stock and Warrants to be issued pursuant to Section 3(a) of the Notes and the shares of Common Stock to be issued upon exercise of the Warrants will be duly authorized and, when issued and paid for in accordance with this Agreement and the Notes, will be duly and validly issued and outstanding, fully paid and non-assessable, free and clear of all liens and will not be subject to pre-emptive or similar rights of stockholders of the Company.

(e)           Litigation.  To the knowledge of the Company, there is no action, suit, claim, proceeding, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or threatened in writing against or affecting the Company that would be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

2.2           Representations, Warranties and Acknowledgements of the Lenders.

(a)           The Lender certifies that it is resident in the jurisdiction set out on the face page of this Agreement.  Such address was not created and is not used solely for the purpose of acquiring the Notes and the Lender was solicited to purchase in such jurisdiction.

(b)           If the Lender is not a person resident in Canada or the United States, the subscription for the Notes by the Lender is being made pursuant to exemptions under, and does not contravene any of the, applicable securities legislation in the jurisdiction in which the Lender resides and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Notes or the shares of Common Stock underlying the Notes or to be registered with or to file any report or notice with any governmental or regulatory authority  or to otherwise comply with any continuous disclosure obligations under the applicable securities legislation of the jurisdiction in which the Lender resides.

(c)           The Lender is subscribing for the Notes as principal for its own account and not for the benefit of any other person (within the meaning of applicable Canadian Securities Laws).  If it is subscribing as agent for a Disclosed Principal, it has disclosed the name of the Disclosed Principal on the Lender Signature Page of this Agreement and acknowledges that the Company may be required by law to disclose to certain Canadian regulatory authorities the identity of each Disclosed Principal for whom the Lender is acting.

(d)           In the case of a subscription for the Notes by the Lender acting as trustee or agent for a fully managed account or as agent for a Disclosed Principal, the Lender is duly authorized to execute and deliver this Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable and this Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.

(e)           In the case of a subscription for the Notes by the Lender acting as principal, this Agreement (and all other documentation in connection with such subscription) has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Lender.  This Agreement is enforceable in accordance with its terms against the Lender.

(f)           If the Lender is a Canadian resident, (i) the Lender is not a U.S. Purchaser nor subscribing for the Notes (or the common shares and Warrant issuable on Conversion of the Notes or the Common Stock issuable upon exercise of the Warrants) for the account of a U.S. Purchaser or for resale in the United States and the Lender confirms that the Notes have not been offered to the Lender in the United States and that this Agreement has not been signed in the United States, and (ii) the Lender will not offer, sell or otherwise dispose of the Notes, Warrants or the Common Stock issuable upon conversion of the Notes or exercise of the Warrants in the United States or to or for the account or benefit of, a U.S. Purchaser, unless the Company has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act of 1933, as amended, and the securities laws of all applicable states of the United States or the SEC has declared effective a registration statement in respect of such securities.

(g)           The Lender has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated by this Agreement, including but not limited to, trading in the Notes, Warrants or the Common Stock issuable upon conversion of the Notes or exercise of the Warrants and with respect to the resale restrictions imposed by the securities laws of the jurisdiction in which the Lender resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Canadian Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Lender (or others for whom it is contracting hereunder) to resell such securities, that the Lender (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Lender is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Lender is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Canadian Securities Laws and other applicable securities laws, including the United States.

(h)           The Lender is not purchasing the Notes with knowledge of material information concerning the Company that has not been generally disclosed.

(i)           The subscription for the Notes has not been made through or as a result of, and the distribution of the Notes is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(j)           No person has made any written or oral representations that (i) any person will resell or repurchase the Notes or Warrants or the shares in Common Stock underlying the Notes and Warrants, (ii) that any person will refund all or any part of the Purchase Price, or (iii) as to the future price or value of the shares of Common Stock of the Company.

(k)           The Notes will bear, as of the Closing date, legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 16, 2009”.

(l)           In the event that the Notes are converted into shares of Common Stock and Warrants pursuant to terms of the Notes, or, if issued, the Warrants are exercised for shares of Common Stock, prior to the expiry of the hold periods applicable to the Notes and Warrants as applicable, such Warrants and shares of Common Stock as applicable, will bear legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE November 16, 2009”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.  THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

(m)           The Company is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Lender’s eligibility to subscribe for the Notes and Warrants under securities laws applicable in the United States and Canada and the Lender agrees to indemnify the Company and each of its directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon.  The Lender undertakes to immediately notify the Company of any change in any statement or other information relating to the Lender set forth in such applicable Schedules which takes place prior to the Closing time.

(n)           The funds representing the Purchase Price which will be advanced by the Lender to the Company hereunder, and any funds for exercise of the Warrants (the “Exercise Price”, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Lender acknowledges that the Company may in the future be required by law to disclose the Lender’s  name and other information relating to this Agreement and the Lender’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge (a) none of the Purchase Price or Exercise Price to be provided by the Lender (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Lender, and (b) it shall promptly notify the Company if the Lender discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

(o)           The Lender acknowledges that this Agreement and the schedules hereto require the Lender to provide certain personal information to the Company.  Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Lender’s eligibility to purchase the Notes under the securities laws applicable in the United States and Canada and other applicable securities laws, preparing and registering certificates representing the Notes and completing filings required by any stock exchange or securities regulatory authority.  The Lender’s personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, (b) the Canada Revenue Agency, and (c) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering.  By executing this Agreement, the Lender is deemed to be consenting to the foregoing collection, use and disclosure of the Lender’s personal information.  The Lender also consents to the filing of copies or originals of any of the Lender’s documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.  The Lender represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal.

(p)           The information provided by the Lender on the Lender Signature Page of this Agreement identifying the name, address and telephone number of the Lender, and the aggregate Purchase Price of the Notes as well as the Closing date and the exemption that the Subscriber is relying on in purchasing the Notes will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario.  Each Lender (and for certainty, including each Disclosed Principal) hereby authorizes the indirect collection of such information by the Ontario Securities Commission.  In the event the Lender has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Lender should contact the Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086 or in person or writing at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

(q)           Organization; Authority.  In the case of a Lender that is not a natural person, (i) such Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement, to subscribe for and purchase the Note as contemplated herein and to carry out its obligations hereunder, and (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate, partnership or other action on the part of such Lender.  In the case of all Lenders, whether or not a natural person, this Agreement has been duly executed and delivered by such Lender and constitutes a valid and binding obligation of such Lender, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(r)           No Public Sale or Distribution.  Such Lender will be acquiring the Note and Warrant and the shares of the Common Stock issuable upon conversion of the Note or exercise of the Warrant, in the ordinary course of business for his, her or its account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and the Lender covenants that it will not resell the Note or shares of Common Stock except pursuant to sales registered under the Securities Act of 1933, as amended (the “Securities Act”) or under an exemption from such registration and in compliance with applicable U.S. federal and state securities laws or applicable statutory resale restrictions imposed by the applicable Canadian provincial and territorial securities laws and regulations of the Canadian jurisdiction in which the Lender resides and in compliance with other applicable Canadian provincial and territorial securities laws and regulations, and such Lender does not have a present arrangement to effect any distribution of Note and Warrant and the shares of the Common Stock issuable upon conversion of the Note or exercise of the Warrant to or through any person or entity.

(s)           Investor Status.  On the date such Lender was offered the Notes, on the date hereof and on the Conversion Date (as defined in the Notes), if any, such Lender is and will be, respectively, (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act and (ii) an “accredited investor” as defined in NI 45-106.  The Lender has properly completed, executed and delivered to the Company the applicable “accredited investor” certificate set forth in the Schedules hereto and the information contained therein is true and correct.

(t)           Experience of Lender.  There are risks associated with the purchase of and investment in the Notes, Warrants and shares of Common Stock of the Company, and the Lender, either alone or together with his, her or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and making his, her or its Purchase Price and the merits and risks of the prospective investment in the Notes, Warrants and shares of Common Stock of the Company, and such Lender has so evaluated such merits and risks.  Such Lender understands that he, she or it must bear the economic risk of an investment in the Notes, Warrants and shares of Common Stock of the Company, if any, indefinitely and is able to bear such risk and to afford a complete loss of such investment.

(u)           Access to Information.  Such Lender acknowledges that he, she or it has reviewed the Public Disclosure Documents (defined below) and has been afforded (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Notes and Warrants, (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Securities and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision.  “Public Disclosure Documents” means the reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable Canadian Securities Laws, including pursuant to Section 13(a) or 15(d) of the Exchange Act thereof, together with any materials filed or furnished by the Company under the Exchange Act and applicable Canadian Securities Laws, whether or not any such reports were required to be filed or furnished.

(v)           No Governmental Review.  Such Lender understands that no United States federal or state agency, Canadian provincial or territorial securities commission or any other government or governmental agency has reviewed or passed on or made, or will pass on or make, any recommendation or endorsement of the Notes, Warrants or shares of Common Stock of the Company or the fairness or suitability of the prospective investment in the Notes, Warrants or shares of Common Stock of the Company.

(w)           Aggregate Investment.  The Lender understands that his, her or its subscription for the Notes forms part of a larger offering of Notes by the Company for gross proceeds to the Company of a maximum of $5,000,000.  There is no minimum aggregate subscription required to close the Offering.  The Lender has been informed that the Company has signed a confidential, non-binding preliminary term sheet with Volation Capital Partners, pursuant to which the Company could potentially sell up to $5,000,000 of 10% redeemable preferred stock, common stock warrant coverage.  The Company has not yet executed any definitive documents with respect to such transaction.

(x)           Securities Transactions.  Such Lender that is a U.S. Person has not engaged, directly or indirectly, and no person or entity acting on behalf of or pursuant to any understanding with such Lender has engaged, in any purchases or sales of any securities of the Company since the time such Lender was first contacted by the Company, or by any other person or entity, regarding an investment in the Company, including this Agreement and the transactions contemplated herein.

(y)           Restricted Securities.  Such Lender that is a U.S. Person understands that the Notes and Warrants, and shares of Common Stock issuable upon conversion or exercise thereof, will be characterized as “restricted securities” under U.S. federal securities laws inasmuch as, if issued, they will be acquired from the Company in a transaction not involving a public offering and that, under U.S. federal securities laws and applicable regulations, the Notes, Warrants and shares of Common Stock may be resold without registration under the Securities Act only in certain limited circumstances.  Such Lender acknowledges that all certificates representing any of the Notes, Warrants and shares of Common Stock will bear a restrictive legend to the foregoing effect and hereby consents to the transfer agent for the Common Stock making a notation on its records to implement the restrictions on transfer described herein.  Such Lender acknowledges that the Notes, Warrants and shares of Common Stock will not be qualified for distribution to the public in Canada and that such Lender will not, directly or indirectly, offer or re-sell the Notes, Warrants or shares of Common Stock in Canada or to any Canadian resident, or to any person or entity who is acting on behalf of a Canadian resident or to any person or entity whom he, she or it believes intends to re-offer, re-sell or deliver any of the Notes, Warrants or shares of Common Stock in Canada, unless permitted under applicable Canadian provincial and territorial securities laws and regulations.

(z)           No Legal, Tax or Investment Advice.  Such Lender understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Notes, Warrants and shares of Common Stock, constitutes legal, tax or investment advice.  Such Lender has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances.  The Lender is not relying on the Company or its counsel in this regard.

ARTICLE III
SECURITY

3.1           Security Agreement.  As continuing collateral security for all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by the Company to any of the Lenders, or remaining unpaid to any of the Lenders, under or in connection with this Agreement, the Company shall execute and deliver the Security Agreement, in the form of the Security Agreement attached hereto as Exhibit A (the “Security Agreement”).

ARTICLE IV
CONDITIONS OF CLOSING

4.1           Closing Conditions in Favor of the Lenders.  The obligation of each of the Lenders to advance the Purchase Price is subject to the satisfaction, or the waiver by such Lender, on or prior to such advance, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing as though made on and as of such date.

(b)           Security Agreement.  The Company shall have executed and delivered the Security Agreement.

(c)           Performance.  The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement or the Security Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

4.2           Closing Conditions in Favor of the Company.  The entering into of this Agreement by the Company with each of the Lenders, and the acceptance by the Company of such Lender’s Purchase Price, is subject to the satisfaction, or the waiver by the Company, at or prior to the applicable Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of such Lender contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing as though made on and as of such date.

(b)           Accredited Investor Certificate.  Such Lender shall have completed and executed and delivered the applicable Accredited Investor Certificate.

(c)           Performance.  Such Lender shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by him, her or it at or prior to the applicable Closing.

(d)           NASDAQ and TSX Approval.  The Company shall have received all requisite approvals for the applicable Closing from NASDAQ and the Toronto Stock Exchange.

ARTICLE V

[intentionally omitted]

ARTICLE VI
GENERAL

6.1           Amendments; Waivers.  No provision of this Agreement, the Warrants or the Security Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company, a Majority in Interest (as defined in the Notes) and the Collateral Agent (as defined in the Security Agreement), with respect to the Security Agreement or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought, provided that, in the case of waiver by or on behalf of all of the Lenders, such written instrument shall be signed by Lenders representing a Majority in Interest.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.2           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 6.2 prior to 6:30 p.m. (Eastern time) on a business day in the city of San Diego, California (“Business Day”), (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 6.2 on a day that is not a Business Day or later than 6:30 p.m. (Eastern time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and e-mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto.

6.3           Survival.  All representations and warranties and covenants herein shall survive the execution and delivery of this Agreement and the advance by each of the Lenders of his, her or its Purchase Price for one year.

6.4           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.5           Meaning of “Including”.  The word “including”, whenever used in this Agreement, shall be deemed to be followed by the phrase “without limitation”.

6.6           Entire Agreement.  This Agreement, together with the Note, Warrants and the Security Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such agreements and exhibits.  At or after the Closing, and without further consideration, the parties hereto will make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as may be reasonably requested by any of the other parties hereto in order to give practical effect to the intention of the parties hereunder.

6.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

6.8           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

6.9           Governing Law; Venue.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.10           THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE SECURITY AGREEMENT), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

6.11           Execution.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

6.12           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCCULOGIX, INC.

By:	/s/ William Dumencu
Name: William Dumencu
Title: CFO

Address for Notices:

Attention:

Lender Signature Page

By his, her or its execution and delivery of this signature page, the Lender hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement (the “Securities Purchase Agreement”), by and among OccuLogix, Inc., the Lenders (as defined therein) and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof.

Name of Lender:

By: /s/ John Cornish
Holder Name: John Cornish

By: /s/ John Cornish
Name: John Cornish Properties Corporation
If signing on behalf of an entity:
Name: John Cornish
Title: President

By: /s/ Sunil Dattani
Holder Name: Sunil Dattani

By: /s/ Alfonso Principato
Holder Name: Alfonso Principato

By: /s/ Mary Pejic
Holder Name: Mary Pejic

By: /s/ John Fredricks
Holder Name: John Fredricks

By: /s/ Janet E. Wright
Holder Name: Janet E. Wright

By: /s/ Brock J. Wright
Holder Name: Brock J. Wright

By: /s/ Tyler S. Forbes
Holder Name: Tyler S. Forbes

By: /s/ David A. Hall , Cindy L. Hall
Holder Name: David A. Hall, Cindy L. Hall

By: /s/ Jim Schumer
Holder Name: Jim Schumer
By: /s/ Tom Davidson
Holder Name: Tom Davidson, RLT UTD 8/27/90
If signing on behalf of an entity:
Name: Tom Davidson
Title: Trustee

By: /s/ Ryan Selwood
Holder Name: Ryan Selwood

By: /s/ Jim Fasano
Holder Name: Jim Fasano

By: /s/ Hafiz Lalani
Holder Name: Hafiz Lalani

By: /s/ Tony Morgan
Holder Name: Tony Morgan

By: /s/ Glenys White
Holder Name: Glenys White

By: /s/ Lynn Warheit
Holder Name: Lynn Warheit

By: /s/ Peter C. Meinig
Holder Name: Peter C. Meinig Revocable Trust
If signing on behalf of an entity:
Name: Peter C. Meinig
Title: Trustee

By: /s/ Elias Vamvakas
Holder Name: Greybrook Corporation
If signing on behalf of an entity:
Name: Elias Vamvakas
Title: President

By: /s/ Richard Lindstrom
Holder Name: Lindstrom Family LP
If signing on behalf of an entity:
Name: Richard Lindstrom
Title: Trustee

By: /s/ WS Investment Company (2009A)
Holder Name: WS Investment Company
If signing on behalf of an entity:
Name: James Terranova
Title: Director, WS Investments

SCHEDULE A

U.S. ACCREDITED INVESTOR CERTIFICATE

This Accredited Investor Certificate is being delivered to the Company pursuant to the Securities Purchase Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Securities Purchase Agreement. Investor agrees to furnish any additional information the Company deems necessary in order to verify the information provided below.

The Lender hereby acknowledges that the Company is relying on this Accredited Investor Certificate to determine the Lender’s suitability for investment in the Loan and investment, if any, in the Securities pursuant to the Securities Purchase Agreement (collectively, the “Investment”) and hereby represents and warrants and certifies that, as of the Closing, the Lender:

Category I	☐	The Lender is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II	☐
The Lender is a corporation, partnership, business trust or a non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

Category III	☐
The Lender is an individual (not a partnership, corporation, etc.) who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the Lender’s spouse or other family members and any unrealized capital appreciation);

Or

☐
The Lender is an individual (not a partnership, corporation, etc.) who, together with his or her spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses).

Category IV	☐	The Lender is a director or executive officer of the Company.

Category V	☐
The Lender is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

Describe entity:

Category VI	☐	The Lender is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

Category VII	☐
The Lender is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).  A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed.

Category VIII	☐	The Lender is a self directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above.

Category IX	☐
The Lender is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above.  If relying upon this category alone, each equity owner must complete a separate copy of this agreement.

Describe entity:

Category X	☐	The Lender does not come within any of the Categories I – IX set forth above.

SCHEDULE B

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:           OCCULOGIX, INC. (THE “COMPANY”)

This Accredited Investor Certificate is being delivered to the Company pursuant to the Securities Purchase Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Securities Purchase Agreement. The undersigned agrees to furnish any additional information the Company deems necessary in order to verify the information provided below.

(A) In connection with the purchase by the undersigned of the Notes, the Lender, on its own behalf and on behalf of each Disclosed Principal for whom the Lender is acting (collectively, the “Subscriber”) hereby represents, warrants, covenants and certifies to the Company and acknowledges that the Company and its counsel are relying thereon) that:

1.           Subscriber is purchasing the Notes as principal for its own account and not for the benefit of any other person;

2.           the Subscriber was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) below;

3.           upon execution of this Schedule B by the Subscriber, this Schedule B shall be incorporated into and form part of the Securities Purchase Agreement;

4.           Subscriber is a resident or otherwise subject to the securities laws of the Province of  ___________________________________________ and is an “accredited investor” as defined in NI 45-106 by virtue of being one of the following, as indicated by an “X” or “” mark placed in the space designated therefor:

{MARK ONE OF THE FOLLOWING CATEGORIES}

☐           (a)           a Canadian financial institution, or a Schedule III bank

☐           (b)           the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

☐           (c)           a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

☐           (d)           a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

☐           (e)            an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

☐           (f)             the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

☐           (g)            a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

☐           (h)            any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

☐           (i)             a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

☐           (j)             an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000

☐           (k)            an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

☐           (l)             an individual who, either alone or with a spouse, has net assets of at least $5,000,000

☐           (m)           a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

☐           (n)           an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum investment amount] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106

☐           (o)            an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority has issued a receipt

☐           (p)            a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

☐           (q)           a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment Fund

☐           (r)            a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

☐           (s)           an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function

☐           (t)            a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

☐           (u)           an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

☐           (v)           a person that is recognized or designated by the securities regulatory authority, or, except in Ontario and Quebec, the regulator as (i) an accredited investor or (ii) an exempt purchaser in Alberta or British Columbia and

For the purposes hereof, the following definitions are included for convenience:

1)           “Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

2)           “control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

3)           “entity” means a company, syndicate, partnership, trust or unincorporated organization;

4)           “financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

5)           “founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

6)           “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

7)           “investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

8)           “mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

9)           “non-redeemable investment fund” means an issuer,

(A)           whose primary purpose is to invest money provided by its securityholders,

(B)           that does not invest,

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(C)           that is not a mutual fund;

10)          “person” means an individual, company, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

11)           “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

12)           “Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

13)           “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

14)           “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing time.  If any such representations shall not be true and accurate prior to the Closing time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

(B)           The Lender hereby agrees to represent and warrant and certify again, in writing, the Lender’s status as an Accredited Investor on the Conversion Date, if any, and that such representation and warranty and certification on the Conversion Date, if any, shall be a condition to any issuance to the Lender of any of the Securities.

IN WITNESS WHEREOF, the Lender has duly executed this Accredited Investor Certificate as of the Closing.

IF THE LENDER IS AN ENTITY:

(Name of Entity – Please Print)

By:

Name:

Title:

IF THE LENDER IS AN INDIVIDUAL:

(Name – Please Print)

(Signature)

(Address)

(Telephone)

(Facsimile)

(E-Mail)